SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                               November 7, 1997
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
            (Exact name of registrant as specified in its charter)


       Nevada                     319584                  23-2582701
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                   (Address of principal executive offices)


                                  210 659-8450
                        (Registrant's telephone number)





























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ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
     None

ITEM 5 - OTHER EVENTS

Mr. Thomas F. Reece has been elected a Director and appointed President of Nauticon, Inc., effective October 30, 1997. Mr. Reece was recently appointed Vice president of Marketing for Nauticon. After a few short months as Nauticon's Sales Manager, Mr. Reece's sales and marketing skills attributed to significant orders and revenue for Nauticon.

Mr. Reece came to Nauticon with a very credible background in sales, marketing and administration of industrial related products. Prior to accepting the position of Sales Manager for Nauticon, Mr. Reece held successful positions over the last ten years as a Product Manager, Director of Sales and most recently Vice President of Sales, Marketing and Administration for Conservatrol Sales, Greensboro, NC. Mr. Reece's background and experience will support and enhance Nauticon's position in the industry.

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS

The Board of Directors of the Registrant accepted the resignation of Robert D. Klages as Secretary and Director of the Company effective October 23, 1997.

On October 29, 1997, the Board of Directors of the Registrant, by majority vote, removed Robert E. Jenkins from the Board of Directors of the Company.

The Board of Directors of the Registrant accepted the resignation of Robert E. Jenkins as an officer and/or director of the Company and its subsidiary, Nauticon, Inc. effective October 30, 1997.

(a). Disagreement with Robert E. Jenkins:





















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Management disagrees with the contents of Mr. Jenkins resignation letter. Mr.
Jenkins disagrees with the contents of the PowerCold Corporation Corporate Resolution, dated September 20, 1997, because it makes reference to the Company's Reorganization and New Corporate Operations that directly effects Mr. Jenkins and Nauticon, Inc. It is obvious that this was the first time that Mr. Jenkins has not agreed with the Company's Board of Directors' Meetings and Corporate Resolutions. As a Director of PowerCold Corporation, since September 1, 1995, Mr. Jenkins has accepted and signed every other Corporate Resolution that resulted from nine (9) such Board of Director's Meetings.

Mr. Jenkins states that he could not support the Company's New Corporate Policy because he was not provided with the necessary information. Mr. Jenkins was previously informed of the contents of the PowerCold Corporation Corporate Resolution, dated September 20, 1997, at a September 12, 1997 meeting in Cibolo, Texas he attended, which included two other Company directors and two additional Company representatives. At that meeting Mr. Jenkins was informed on every issue that was related, resolved and approved by the September 20, 1997 Corporate Resolutions. Specifically one of the Corporate Resolutions related directly to a Memo, dated September 14, 1997, which was sent to all Directors and Subsidiary Company Presidents including Mr. Jenkins. The Memo referenced the detailed reorganization outline of the New Corporate Operations discussed at length at the September 12, 1997 Management Meeting. Mr. Jenkins has purposely disregarded the September 12th Meeting, the September 14th Memo and the September 20th Corporate Resolutions. Mr. Jenkins disregarded additional Memo's of October 1, 1997 and October 2, 1997, which outlined the new operating procedures for Nauticon's operations. Mr. Jenkins disregarded Company policy because he will not accept the New Corporate Reorganization intended to reduce overhead expenses and improve accounting controls. Mr. Jenkins ignores corporate policy directed by a majority vote of the Company Directors by refusing to cooperate with management and its new operating procedures because of his self-serving interests.

Mr. Jenkins' allegations that PowerCold is responsible for Nauticon's failure to pay outstanding accounts payables and payroll taxes and that PowerCold has not provided Nauticon with necessary capital are untrue. The Directors of PowerCold Corporation, which included Mr. Jenkins, sets policy for its subsidiaries, which sometimes included arranging funding for its subsidiaries to have a working line of credit only on an "as needed" basis. As President of Nauticon it was Mr. Jenkins fiduciary responsibility to not only manage its operations but also manage its operating capital. PowerCold has provided Nauticon with approximately $700,000 of working capital. And todate Mr. Jenkins' decisions have left Nauticon with some $250,000 in payables. The Directors are also concerned with the amount of time Mr. Jenkins dedicated to running Nauticon. There are reasons to believe that Mr. Jenkins did not devote his full time to the daily operations of Nauticon, but rather other and conflicting interests. No Company or Subsidiary Executive receives a salary except Mr. Jenkins who is paid $96,000 annually. Mr. Jenkins mismanagement and deficiency of Nauticon operations is one of the main reasons the Board of Directors decided to reorganize Company operations. Mr. Jenkins letter offers allegations which are excuses for not successfully managing Nauticon. Mr. Jenkins failure to carry out responsibilities as Nauticon's President resulted in the mismanagement of operations and operational losses estimated over $600,000.









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On October 28, 1997, Mr. Jenkins made subjective comments and innuendoes about the Company and its President, Francis L. Simola, as well as threats of legal action. Mr. Jenkins also related that he owned the patents for the Nauticon condenser, and threatened to sell or license the patents to other companies. This was the first time, at that meeting, that Company Directors and management became aware that Mr. Jenkins never assigned the patents to Nauticon in August 1995. Management believes that Mr. Jenkins, as a director of the Company and as a director and officer of Nauticon has been deceptive in misrepresenting Nauticon's ownership of patents to the Company and its shareholders. When the Company acquired Nauticon, Inc. in August 1995, Mr. Jenkins represented that Nauticon assets included patents and technology.

Mr. Jenkins has also failed and refused to deliver all the books and records of Nauticon after he resigned from his positions as an officer and/or director of PowerCold Corporation and Nauticon, Inc.

The Company has engaged legal counsel to effect the return of all Company property. It is of the opinion of the Directors and legal counsel that rightfully and legally the books and records and the patents all belong to Nauticon, Inc.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
     AND EXHIBITS

     Exhibits:
     1.   Letter of resignation from Robert E. Jenkins.

ITEM 8 - CHANGE IN FISCAL YEAR
     None

































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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   November 7, 1997


     POWERCOLD CORPORATION

     /s/Francis L. Simola
     -------------------
     Francis L. Simola
     President/CEO














































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